[Logo] M F S (R)                                                   ANNUAL REPORT
INVESTMENT MANAGEMENT                                              JULY 31, 2000
We invented the mutual fund(R)




                               [Graphic Omitted]



                                        MFS(R) EMERGING
                                        MARKETS DEBT FUND

                                        MFS(R) STRATEGIC VALUE FUND

MFS(R) EMERGING MARKETS DEBT FUND

MFS(R) STRATEGIC VALUE FUND

TRUSTEES                                                        SECRETARY
J. Atwood Ives+ - Chairman and Chief                            Stephen E. Cavan*
Executive Officer, Eastern Enterprises
(diversified services company)                                  ASSISTANT SECRETARY
                                                                James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner, Hemenway
& Barnes (attorneys)                                            CUSTODIAN
                                                                State Street Bank and Trust Company
William J. Poorvu+ - Adjunct Professor,
Harvard University Graduate School of                           AUDITORS
Business Administration                                         Ernst & Young LLP

Charles W. Schmidt+ - Private Investor                          INVESTOR INFORMATION
                                                                For information on MFS mutual funds, call your
Arnold D. Scott* - Senior Executive Vice                        investment professional or, for an information kit,
President, Director, and Secretary,                             call toll free: 1-800-637-2929 any business day
MFS Investment Management                                       from 9 a.m. to 5 p.m. Eastern time
                                                                (or leave a message anytime).
Jeffrey L. Shames* - Chairman and Chief
Executive Officer, MFS Investment Management                    INVESTOR SERVICE
                                                                MFS Service Center, Inc.
Elaine R. Smith+ - Independent Consultant                       P.O. Box 2281
                                                                Boston, MA 02107-9906
David B. Stone+ - Chairman, North American
Management Corp. (investment adviser)                           For general information, call toll free:
                                                                1-800-225-2606 any business day from
INVESTMENT ADVISER                                              8 a.m. to 8 p.m. Eastern time.
Massachusetts Financial Services Company
500 Boylston Street                                             For service to speech- or hearing-impaired, call toll
Boston, MA 02116-3741                                           free: 1-800-637-6576 any business day from 9 a.m. to 5
                                                                p.m. Eastern time. (To use this service, your phone
DISTRIBUTOR                                                     must be equipped with a Telecommunications
MFS Fund Distributors, Inc.                                     Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                           For share prices, account balances, exchanges, or stock
                                                                and bond outlooks, call toll free:
CHAIRMAN AND PRESIDENT                                          1-800-MFS-TALK (1-800-637-8255) anytime from a touch-
Jeffrey L. Shames*                                              tone telephone.

PORTFOLIO MANAGERS                                              WORLD WIDE WEB
Kenneth J. Enright*                                             www.mfs.com
Mathew W. Ryan*

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*

+Independent Trustee
*MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did very dramatically this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1.  VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2.  INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3.  INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into what portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares.

And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4.  DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, i.e., move money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    August 15, 2000

------------
(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.
(2) Sources: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

MFS EMERGING MARKETS DEBT FUND

Dear Shareholders,
For the 12 months ended July 31, 2000, the fund's Class A shares provided a total return of 34.86% and Class I shares returned 34.73%. These returns include the reinvestment of any distributions and compare to a 26.29% return over the same period for the fund's benchmark, the J.P. Morgan Emerging Markets Bond Index Global (the EMBI Global), an unmanaged index comprised of Brady bonds (restructured bank loans) and other dollar-denominated bonds. During the same period, the average emerging-markets debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 25.18%.

Emerging-markets debt continued to perform strongly, delivering returns that were strong not only when compared to other fixed-income asset classes but also to U.S. and other major equity markets as well. Reduced volatility in emerging-markets debt has helped risk-adjusted returns appear even more attractive. Among the factors contributing to the fund's favorable results were continued improvements in many countries' economic and policy fundamentals, a generally supportive global economic environment characterized by solid growth and firming commodity prices, and broadening investor interest in emerging-markets debt.

These factors proved to be reinforcing in some key countries as advances in reforms and economic activity resulted in increased investor interest, higher capital inflows, and further improvements in underlying fundamentals, including declining fiscal deficits, enhanced debt profiles, and higher foreign exchange reserves. In turn, these trends have sparked credit rating upgrades, which we feel has reinforced improving investor sentiment, enhanced economic performance, and solid returns.

The fund has successfully taken advantage of many of these positive developments. Country selection remains a key driver of strong relative results, as larger positions in Russia and Algeria, in particular, have benefited performance tremendously. In addition, we have profited from disciplined positioning of the fund in credits such as the Philippines and Colombia when market sentiment turned, in our view, excessively bearish. We have maintained an overweight position in Brazil and expect the market's performance to improve in the second half of the year, following a somewhat lackluster first half. While high oil prices continue to underpin Venezuelan sovereign debt, we remain concerned about political and economic developments in the country.

Our research-intensive approach to emerging-markets fixed-income securities continued to benefit from a market environment in which shifts in credit fundamentals for sovereigns and corporates were reflected in quick and severe price movements. More so than in the past, such an environment rewards investors who correctly anticipate negative as well as positive credit events. By the same token, it can be unforgiving for momentum traders or those who simply attempt to "reach for yield." Looking forward, we remain positive about the emerging-markets bond market and expect the asset class to continue to deliver attractive returns. Based purely on historic yield or spread comparisons with other fixed-income asset classes, emerging-market debt could appear fully valued. Our research indicates, however, that such historical reference points are less relevant to the asset class today, primarily for two reasons. First, default rates over the past year in high-yield debt -- the usual comparison to emerging-markets debt -- have been considerably higher than their long-term average, and we anticipate a decline in the default rate. Second, as noted above, much of the tightening in emerging-markets debt yields were driven by improvements in underlying fundamentals, and these favorable themes remain in place. In addition, we have found that the global environment is generally supportive, and economic and political developments in a number of countries continue to progress favorably. Emerging-markets debt remains an improving story. That said, we believe vulnerabilities remain in various countries, and one of our primary responsibilities is to anticipate potential pitfalls as we focus on positioning the fund to try to limit downside risks.

Respectfully,

/s/ Matthew W. Ryan
    Matthew W. Ryan
    Portfolio Manager

MFS STRATEGIC VALUE FUND

Dear Shareholders,
For the 12 months ended July 31, 2000, Class A shares of the fund provided a total return of 10.16% and Class I shares returned 9.89%. These returns include the reinvestment of any distributions and compare to a -5.00% return over the same period for the fund's benchmark, the Russell 1000 Value Index (the Russell Index), which measures the performance of those Russell 1000 companies with lower price-to-book and forecasted growth rates than to the companies in the Russell 1000 Growth Index. The fund's performance also compares to a -1.11% return over the same period for the average multi-cap value fund tracked by Lipper Inc., an independent firm that reports mutual fund performance.

The fund's performance benefited primarily from favorable stock selection and a shift in market sentiment toward more value-oriented stocks. As a result, our disciplined focus on attractively valued companies that are temporarily out of favor provided a strong contribution to the fund's relative results. We feel companies can fall from favor for a variety of reasons, such as exposure to troubled economies, regulatory changes, or unfavorable short-term business or economic cycles. Our objective is to locate fundamentally sound companies that we believe possess favorable long-term outlooks, but may temporarily be experiencing issues that are causing them to be neglected by the market.

During the first eight months of the period, we found that investor sentiment was generally negative toward value stocks. Nevertheless, the fund's strong relative performance was aided by a few factors including our overweighted exposure to energy and natural gas companies compared to the Russell Index, which provided a significant boost to performance during the period. Oil service stocks such as Noble Drilling and Cooper Cameron were big beneficiaries of both higher oil and natural gas prices and the expected positive effects these higher prices could have on exploration and drilling expenditures. This should translate into higher earnings for these companies, in our opinion.

More recently, we've witnessed a pronounced shift in investor sentiment toward more traditional "old economy" stocks. We've also experienced significant weakness in the technology and telecommunications stocks that dominated the market during 1999 and the first quarter of 2000. Given this environment, our conviction to maintain minimal exposure to technology stocks and our reduction of telecommunications holdings during the first quarter of 2000 also aided our relative performance.

The portfolio also benefited from its significant holdings in financial services companies, most notably, property and casualty insurance companies, and asset management businesses. Holdings such as ReliaStar Financial, Hartford Financial, St. Paul Companies, Nationwide Financial, Associates First, and A.G. Edwards all benefited from renewed interest in the group due to improved financial results and increased merger and acquisition activity.

For MFS Strategic Value Fund shareholders, the market's renewed interest in value stocks was welcome. For much of the past two years, it appeared to us that investors were so excited about the potential of new economy stocks that they overlooked the reality that many old economy companies have excellent business prospects and efficient operations. Given this environment, we firmly believe that the fund's investment approach could provide favorable results and that over the long term, stock prices will depend on actual earnings and strong fundamentals, not just on potential. As a result, our primary objective continues to be locating companies that we believe possess both strong track records and favorable long-term outlooks.

Respectfully,

/s/ Kenneth J. Enright
    Kenneth J. Enright
    Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the reports as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently, each fund offers only Class A and Class I shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

The following information illustrates the historical performance of each fund's Class A shares in comparison to various market indicators. Performance results reflect the percentage change in net asset value, including the reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

MFS EMERGING MARKETS DEBT FUND(1)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, March 17, 1998, through July 31, 2000. Index information is from April 1, 1998.)

                     MFS                  J.P. Morgan            J.P. Morgan
              Emerging Markets          Emerging Markets       Emerging Markets
             Debt Fund - Class A         Bond Index Plus       Bond Index Global
             -------------------        ----------------       -----------------
March, 1998        $ 9,425                 $10.000                 $10,000
July, 1998           9,029                   9,422                   9,508
July, 1999           8,663                   8,793                   9,050
July, 2000          11,683                  11,394                  11,429

TOTAL RATES OF RETURN THROUGH JULY 31, 2000

CLASS A
                                                                                1 Year             Life*
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                 +34.86%           +23.96%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                             +34.86%           + 9.47%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                             +27.11%           + 6.78%
--------------------------------------------------------------------------------------------------------

CLASS I
                                                                                1 Year             Life*
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                 +34.73%           +23.83%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                             +34.73%           + 9.43%
--------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                                                1 Year             Life*
--------------------------------------------------------------------------------------------------------
Average emerging markets debt fund+                                            +25.18%           + 2.23%
--------------------------------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Plus#                                  +29.57%           + 5.86%
--------------------------------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Global++                               +26.29%           + 6.00%
--------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, March 17, 1998, through
    July 31, 2000. Index information is from April 1, 1998.
(+) Average annual total return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc. Effective immediately, we no longer consider this to be the fund's benchmark because we believe the J.P. Morgan Emerging Markets Bond Index Global better reflects the fund's investment strategy and objective.
 ++ Source: Bloomberg.

MFS STRATEGIC VALUE FUND

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, March 17, 1998, through July 31, 2000. Index information is from April 1, 1998.)

                                MFS                           Russell
                  Strategic Value Fund - Class A          1000 Value Index
                  ------------------------------          ----------------
March, 1998                  $ 9,425                         $10,000
July, 1998                    10,056                          10,127
July, 1999                    14,124                          12,116
July, 2000                    15,559                          13,426


TOTAL RATES OF RETURN THROUGH JULY 31, 2000

CLASS A
                                                                                          1 Year             Life*
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                           +10.16%           +65.08%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                                       +10.16%           +23.52%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                                       + 3.82%           +20.48%
------------------------------------------------------------------------------------------------------------------

CLASS I
                                                                                          1 Year             Life*
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                           + 9.89%           +64.45%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                                       + 9.89%           +23.32%
------------------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                                                          1 Year             Life*
------------------------------------------------------------------------------------------------------------------
Average multi-cap value fund+                                                            - 1.11%           + 1.74%
------------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index#                                                                - 5.00%           + 3.27%
------------------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, March 17, 1998, through July 31, 2000.
    Index information is from April 1, 1998.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and include the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) Investments in foreign and emerging-market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging-market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - July 31, 2000

MFS EMERGING MARKETS DEBT FUND

Bonds - 96.4%
-------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                VALUE
-------------------------------------------------------------------------------------------------------
  Algeria - 4.7%
    Algeria Tranche Loan 1, 6.813s, 2006                                  $   42           $   36,120
    Algeria Tranche Loan 3, 1.063s, 2010                             JPY   2,300               14,053
    Algeria Tranche Loan 3, 6.813s, 2010+                                 $   20               16,200
                                                                                           ----------
                                                                                           $   66,373
-----------------------------------------------------------------------------------------------------
  Argentina - 12.1%
    Autopistas Del Sol S.A., 10.25s, 2009 (Industrial)##                  $   15           $   11,775
    Mastellone Hermanos S.A., 11.75s, 2008 (Food and
      Beverage Products)                                                      18               13,680
    Republic of Argentina, 11.375s, 2010                                       7                6,440
    Republic of Argentina, 11.75s, 2015                                       50               46,150
    Republic of Argentina, 12.125s, 2019                                      30               28,860
    Republic of Argentina, 9.75s, 2027                                        25               19,800
    Republic of Argentina, 10.25s, 2030                                       55               45,210
                                                                                           ----------
                                                                                           $  171,915
-----------------------------------------------------------------------------------------------------
  Brazil - 21.1%
    Banco Nacional de Desenvolvi, 12.554s, 2008 (Banks and
      Credit Companies)                                                   $   50           $   47,000
    Federal Republic of Brazil, 7.438s, 2009                                  20               16,910
    Federal Republic of Brazil, 7.438s, 2012                                  55               40,809
    Federal Republic of Brazil, 5s, 2014                                      78               57,642
    Federal Republic of Brazil, 6s, 2024                                      20               13,076
    Federal Republic of Brazil, 7.375s, 2024                                  40               31,450
    Federal Republic of Brazil, 10.125s, 2027                                 40               31,720
    Federal Republic of Brazil, 12.25s, 2030                                  65               61,295
                                                                                           ----------
                                                                                           $  299,902
-----------------------------------------------------------------------------------------------------
  Bulgaria - 4.8%
    National Republic of Bulgaria, 6.5s, 2011                             $   19           $   15,295
    National Republic of Bulgaria, 2.75s, 2012                                30               22,688
    National Republic of Bulgaria, 7.063s, 2024                               37               30,016
                                                                                           ----------
                                                                                           $   67,999
-----------------------------------------------------------------------------------------------------
  Colombia - 3.0%
    Republic of Colombia, 11.75s, 2020                                    $   50           $   43,250
-----------------------------------------------------------------------------------------------------
  Indonesia - 1.4%
    Indah Kiat Finance Mauritius Ltd., 10s, 2007 (Forest
      and Paper Products)                                                 $   35           $   19,775
-----------------------------------------------------------------------------------------------------
  Mexico - 9.9%
    Bepensa S.A., 9.75s, 2004 (Sovereign)##                               $   25           $   22,812
    Cydsa S.A., 9.375s, 2002 (Chemicals)                                      20               16,800
    Grupo Industrial Durango S.A., 12.625s, 2003 (Paper &
      Related Products)                                                       15               15,112
    Grupo Iusacell S.A., 14.25s, 2006 (Telecommunications)                    23               24,725
    Grupo Minero Mexico S.A. de CV, 8.25s, 2008
      (Diversified Minerals)                                                  15               12,263
    TFM S.A de CV, 0s to 2002, 11.75s, 2009
      (Transportation)                                                        30               23,100
    TV Azteca S.A. de CV, 10.5s, 2007 (Broadcasting)                          16               14,720
    Satelites Mexicanos S.A. de CV, 10.125s, 2004
      (Telecommunications)                                                    15               10,500
                                                                                           ----------
                                                                                           $  140,032
-----------------------------------------------------------------------------------------------------
  Panama - 2.9%
    Republic of Panama, 10.75s, 2020                                      $   20           $   20,000
    Republic of Panama, 8.875s, 2027                                          25               21,650
                                                                                           ----------
                                                                                           $   41,650
-----------------------------------------------------------------------------------------------------
  Philippines - 1.0%
    Republic of Philippines, 9.875s, 2019                                 $    5           $    4,000
    Republic of Philippines, 10.625s, 2025                                    12                9,990
                                                                                           ----------
                                                                                           $   13,990
-----------------------------------------------------------------------------------------------------
  Poland - 2.5%
    Netia Holdings B.V., 10.25s, 2007 (Telecommunications)                $   15           $   12,712
    PTC International Finance B.V., 0s to 2002, 10.75s,
      2007 (Telecommunications)                                               20               14,300
    PTC International Finance II S.A., 11.25s, 2009
      (Telecommunications)                                                     8                8,320
                                                                                           ----------
                                                                                           $   35,332
-----------------------------------------------------------------------------------------------------
  Qatar - 1.4%
    State of Qatar, 9.75s, 2030##                                         $   20           $   20,250
-----------------------------------------------------------------------------------------------------
  Russia - 17.8%
    Russia IANS, 7.938s, 2015 (In default)                                $  305           $  101,047
    Russia IANS, 7.938s, 2020 (In default)                                   250               82,200
    Russian Federation, 8.75s, 2005##                                         25               19,938
    Russian Federation, 10s, 2007##                                           25               19,563
    Russian Federation, 12.75s, 2028##                                        35               30,887
                                                                                           ----------
                                                                                           $  253,635
-----------------------------------------------------------------------------------------------------
  Slovakia - 1.7%
    Slovak Wireless Finance Co., 11.25s, 2007
      (Telecommunications)##                                           EUR    25           $   23,686
-----------------------------------------------------------------------------------------------------
  South Korea - 3.9%
    Chohung Bank, 11.5s, 2010 (Banks and Credit
      Companies)##                                                        $   15           $   14,700
    Hanvit Bank, 12.75s, 2010 (Banks and Credit
      Companies)##                                                            40               40,300
                                                                                           ----------
                                                                                           $   55,000
-----------------------------------------------------------------------------------------------------
  Turkey - 3.9%
    Republic of Turkey, 11.75s, 2010                                      $   18           $   18,833
    Republic of Turkey, 11.875s, 2030                                         34               36,933
                                                                                           ----------
                                                                                           $   55,766
-----------------------------------------------------------------------------------------------------
  Venezuela - 4.3%
    Republic of Venezuela, 9.25s, 2027                                    $   90           $   60,435
-----------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,320,001)                                                  $1,368,990
-----------------------------------------------------------------------------------------------------

Short-Term Obligation - 1.4%
-----------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 8/1/00, at Amortized Cost                 $   20           $   20,000
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,340,001)                                            $1,388,990

Other Assets, Less Liabilities - 2.2%                                                          31,653
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $1,420,643
-----------------------------------------------------------------------------------------------------
## SEC Rule 144A restriction.
 + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.
        EUR = Euro
        JPY = Japanese Yen
        VEB = Venezuelan Bolivar

See notes to financial statements.

PORTFOLIO OF INVESTMENTS - July 31, 2000

MFS STRATEGIC VALUE FUND

Stocks - 91.9%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                VALUE
-----------------------------------------------------------------------------------------------------
U.S. Stocks - 87.4%
  Aerospace - 7.0%
    Boeing Co.                                                               375           $   18,375
    General Dynamics Corp.                                                   180               10,159
    Honeywell International, Inc.                                            525               17,653
    TRW, Inc.                                                                270               12,133
    United Technologies Corp.                                                410               23,934
                                                                                           ----------
                                                                                           $   82,254
-----------------------------------------------------------------------------------------------------
  Automotive - 1.7%
    Delphi Automotive Systems Corp.                                          570           $    8,443
    Ford Motor Co.                                                           230               10,709
    Visteon Corp.                                                             30                  420
                                                                                           ----------
                                                                                           $   19,572
-----------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 4.0%
    Bank America Corp.                                                       395           $   18,713
    PNC Bank Corp.                                                           550               27,981
                                                                                           ----------
                                                                                           $   46,694
-----------------------------------------------------------------------------------------------------
  Biotechnology - 2.2%
    Abbott Laboratories, Inc.                                                310           $   12,903
    Pharmacia Corp.                                                          229               12,538
                                                                                           ----------
                                                                                           $   25,441
-----------------------------------------------------------------------------------------------------
  Cellular Telephones - 2.1%
    Telephone & Data Systems, Inc.                                           167           $   18,600
    U.S. Cellular Corp.*                                                      79                5,372
                                                                                           ----------
                                                                                           $   23,972
-----------------------------------------------------------------------------------------------------
  Chemicals - 0.8%
    Rohm & Haas Co.                                                          375           $    9,750
-----------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.3%
    Microsoft Corp.*                                                         210           $   14,661
-----------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.7%
    Fortune Brands, Inc.                                                     390           $    8,775
-----------------------------------------------------------------------------------------------------
  Containers - 2.3%
    Ivex Packaging Corp.*                                                  1,330           $   13,799
    Owens Illinois, Inc.*                                                  1,000               13,312
                                                                                           ----------
                                                                                           $   27,111
-----------------------------------------------------------------------------------------------------
  Electrical Equipment - 1.0%
    Emerson Electric Co.                                                     184           $   11,235
-----------------------------------------------------------------------------------------------------
  Energy - 1.4%
    Devon Energy Corp.                                                       350           $   16,012
-----------------------------------------------------------------------------------------------------
  Entertainment - 4.0%
    Harrah's Entertainment, Inc.*                                            845           $   21,178
    Infinity Broadcasting Corp., "A"*                                        375               13,219
    Viacom, Inc., "B"*                                                       190               12,599
                                                                                           ----------
                                                                                           $   46,996
-----------------------------------------------------------------------------------------------------
  Financial Institutions - 6.0%
    Associates First Capital Corp., "A"                                    1,050           $   27,497
    Edwards (A.G.), Inc.                                                     300               15,863
    Freddie Mac Corp.                                                        680               26,817
                                                                                           ----------
                                                                                           $   70,177
-----------------------------------------------------------------------------------------------------
  Financial Services - 1.7%
    AXA Financial, Inc.                                                      515           $   19,699
-----------------------------------------------------------------------------------------------------
  Food and Beverage Products - 3.3%
    Anheuser-Busch Cos., Inc.                                                230           $   18,515
    Archer-Daniels-Midland Co.                                               442                4,144
    Keebler Foods Co.                                                        360               15,885
                                                                                           ----------
                                                                                           $   38,544
-----------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.4%
    Bowater, Inc.                                                            100           $    4,925
-----------------------------------------------------------------------------------------------------
  Gas - 0.4%
    Sunoco, Inc.                                                             205           $    4,997
-----------------------------------------------------------------------------------------------------
  Insurance - 12.9%
    CIGNA Corp.                                                              130           $   12,984
    Hartford Financial Services Group, Inc.                                  485               31,161
    Lincoln National Corp.                                                   515               22,467
    MetLife, Inc.*                                                            90                1,890
    Nationwide Financial Services, Inc., "A"                                 700               25,725
    ReliaStar Financial Corp.                                                430               22,871
    St. Paul Cos., Inc.                                                      750               33,328
                                                                                           ----------
                                                                                           $  150,426
-----------------------------------------------------------------------------------------------------
  Machinery - 4.2%
    Deere & Co., Inc.                                                        450           $   17,353
    Ingersoll Rand Co.                                                       200                7,850
    Lear Corp.*                                                              184                4,290
    W.W. Grainger, Inc.                                                      635               20,161
                                                                                           ----------
                                                                                           $   49,654
-----------------------------------------------------------------------------------------------------
  Medical and Health Products - 1.0%
    Bristol-Myers Squibb Co.                                                 225           $   11,166
-----------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.1%
    UnitedHealth Group, Inc.*                                                160           $   13,090
-----------------------------------------------------------------------------------------------------
  Oil Services - 6.6%
    Cooper Cameron Corp.*                                                    185           $   11,956
    Global Marine, Inc.*                                                     675               19,111
    Kerr McGee Corp.                                                         190               10,426
    Noble Drilling Corp.*                                                    458               19,952
    Smith International, Inc.*                                               220               15,702
                                                                                           ----------
                                                                                           $   77,147
-----------------------------------------------------------------------------------------------------
  Oils - 6.6%
    Apache Corp.                                                             285           $   14,179
    Coastal Corp.                                                            450               25,988
    EOG Resources, Inc.                                                      175                5,173
    Exxon Mobil Corp.                                                         96                7,680
    Newfield Exploration Co.*                                                100                3,406
    Occidental Petroleum Corp.                                               568               11,502
    Phillips Petroleum Co.                                                   185                9,400
                                                                                           ----------
                                                                                           $   77,328
-----------------------------------------------------------------------------------------------------
  Photographic Products - 0.7%
    Polaroid Corp.                                                           425           $    7,703
-----------------------------------------------------------------------------------------------------
  Railroads - 0.9%
    Burlington Northern Santa Fe Railway Co.                                 450           $   10,997
-----------------------------------------------------------------------------------------------------
  Retail - 1.1%
    Office Depot, Inc.*                                                    2,000           $   12,500
-----------------------------------------------------------------------------------------------------
  Supermarkets - 3.4%
    Kroger Co.*                                                            1,300           $   26,894
    Safeway, Inc.*                                                           295               13,293
                                                                                           ----------
                                                                                           $   40,187
-----------------------------------------------------------------------------------------------------
  Telecommunications - 2.8%
    Alltel Corp.                                                             200           $   12,325
    SBC Communications, Inc.                                                 233                9,917
    Verizon Communications                                                   227               10,669
                                                                                           ----------
                                                                                           $   32,911
-----------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.5%
    NiSource, Inc.                                                           875           $   17,008
-----------------------------------------------------------------------------------------------------
  Utilities - Gas - 4.3%
    Columbia Energy Group                                                    153           $   10,442
    El Paso Energy Corp.                                                     182                8,804
    National Fuel Gas Co.                                                    144                7,101
    Williams Cos., Inc.                                                      575               24,007
                                                                                           ----------
                                                                                           $   50,354
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $1,021,286
-----------------------------------------------------------------------------------------------------
Foreign Stocks - 4.5%
  Netherlands - 3.2%
    Akzo Nobel N.V. (Chemicals)                                              484           $   21,522
    Royal Dutch Petroleum Co., ADR (Oils)                                    275               16,019
                                                                                           ----------
                                                                                           $   37,541
-----------------------------------------------------------------------------------------------------
  Switzerland - 1.3%
    Nestle S.A. (Food and Beverage Products)                                   7           $   14,593
-----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $   52,134
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $940,856)                                                   $1,073,420
-----------------------------------------------------------------------------------------------------

Convertible Preferred Stock - 0.2%
-----------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.2%
    El Paso Energy Capital Trust I, 4.75% (Identified Cost $1,441)            30           $    1,845
-----------------------------------------------------------------------------------------------------

Short-Term Obligations - 8.1%
-----------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
-----------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Assn., due 8/01/00 at
      Amortized Cost                                                      $   95           $   95,000
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,037,297)                                            $1,170,265

Other Assets, Less Liabilities - (0.2%)                                                        (2,497)
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $1,167,768
-----------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
----------------------------------------------------------------------------------------------------------
                                                                             EMERGING
                                                                              MARKETS            STRATEGIC
JULY 31, 2000                                                               DEBT FUND           VALUE FUND
----------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,340,001 and
    $1,037,297, respectively)                                              $1,388,990           $1,170,265
  Cash                                                                          4,658                2,629
  Foreign currency, at value (identified cost, $1,418 and $70)                  1,418                   63
  Receivable for daily variation margin on open futures
    contracts                                                                      63                 --
  Net receivable for forward foreign currency exchange
    contracts to purchase                                                       1,253                 --
  Receivable for investments sold                                              51,741                1,674
  Interest and dividends receivable                                            33,262                1,115
  Other assets                                                                    145                 --
                                                                           ----------           ----------
      Total assets                                                         $1,481,530           $1,175,746
                                                                           ----------           ----------
Liabilities:
  Payable for investments purchased                                        $   57,724           $    7,860
  Net payable for forward foreign currency exchange contracts
    to sell                                                                     2,603                 --
  Net payable for forward foreign currency exchange contracts
    subject to master netting agreements                                          560                 --
  Payable to affiliates --
    Management fee                                                               --                     72
    Reimbursement fee                                                            --                     46
                                                                           ----------           ----------
      Total liabilities                                                    $   60,887           $    7,978
                                                                           ----------           ----------
Net assets                                                                 $1,420,643           $1,167,768
                                                                           ==========           ==========
Net assets consist of:
  Paid-in capital                                                          $1,305,179           $1,071,007
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                               47,681              132,961
  Accumulated undistributed net realized loss on investments
    and foreign currency transactions                                         (16,816)             (40,089)
  Accumulated undistributed net investment income                              84,599                3,889
                                                                           ----------           ----------
      Total                                                                $1,420,643           $1,167,768
                                                                           ==========           ==========
Shares of beneficial interest outstanding:
  Class A                                                                     119,325                8,549
  Class I                                                                      17,367               87,187
                                                                           ----------           ----------
      Total shares of beneficial interest outstanding                         136,692               95,736
                                                                           ==========           ==========
Net assets
  Class A                                                                  $1,240,389           $  104,721
  Class I                                                                     180,254            1,063,047
                                                                           ----------           ----------
      Total net assets                                                     $1,420,643           $1,167,768
                                                                           ==========           ==========
Class A shares:
  Net asset value, offering price, and redemption price per share
    (net assets / shares of beneficial interest outstanding)                 $10.40               $12.25
                                                                             ======               ======
  Offering price per share
    (100 / 94.25 of net asset value per share)                               $11.03               $13.00
                                                                             ======               ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets / shares of beneficial interest outstanding)                 $10.38               $12.19
                                                                             ======               ======

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Operations
----------------------------------------------------------------------------------------------------
                                                                         EMERGING
                                                                          MARKETS           STATEGIC
YEAR ENDED JULY 31, 2000                                                DEBT FUND         VALUE FUND
----------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                             $149,288           $  2,562
    Dividends                                                                --               22,312
    Foreign taxes withheld                                                   --                 (194)
                                                                         --------           --------
      Total investment income                                            $149,288           $ 24,680
                                                                         --------           --------
  Expenses -
    Management fee                                                       $ 10,930           $ 10,054
    Shareholder servicing agent fee                                         1,285              1,351
    Distribution and service fee (Class A)                                  3,913                858
    Administrative fee                                                        178                182
    Custodian fee                                                          13,807              9,751
    Printing                                                                2,073             12,185
    Postage                                                                    92                622
    Auditing fees                                                          20,600             22,542
    Legal fees                                                                639              2,295
    Registration fee                                                        1,609               --
    Miscellaneous                                                           4,978              4,924
                                                                         --------           --------
      Total expenses                                                     $ 60,104           $ 64,764
    Fees paid indirectly                                                     (656)              (102)
    Reduction of expenses by investment adviser and distributor           (59,448)           (47,906)
                                                                         --------           --------
      Net expenses                                                       $   --             $ 16,756
                                                                         --------           --------
        Net investment income                                            $149,288           $  7,924
                                                                         --------           --------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                              $185,547           $ 32,198
    Futures transactions                                                    4,314               --
    Foreign currency transactions                                             475               (135)
                                                                         --------           --------
      Net realized gain on investments and foreign currency
        transactions                                                     $190,336           $ 32,063
                                                                         --------           --------
  Change in unrealized appreciation (depreciation) -
    Investments                                                          $ 39,443           $  6,094
    Futures contracts                                                         (47)              --
    Translation of assets and liabilities in foreign currencies            (1,418)                 5
                                                                         --------           --------
      Net unrealized gain on investments and foreign currency
        translation                                                      $ 37,978           $  6,099
                                                                         --------           --------
        Net realized and unrealized gain on investments and
          foreign currency                                               $228,314           $ 38,162
                                                                         --------           --------
          Increase in net assets from operations                         $377,602           $ 46,086
                                                                         ========           ========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED           YEAR ENDED
EMERGING MARKETS DEBT FUND                                    JULY 31, 2000        JULY 31, 1999
------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                          $  149,288           $   90,714
  Net realized gain (loss) on investments and foreign
    currency transactions                                           190,336             (202,493)
  Net unrealized gain on investments and foreign
    currency translation                                             37,978               74,356
                                                                 ----------           ----------
      Increase (decrease) in net assets from operations          $  377,602           $  (37,423)
                                                                 ----------           ----------
Distributions declared to shareholders -
  From net investment income (Class A)                           $ (106,759)             (56,343)
  From net investment income (Class I)                              (19,083)                (814)
                                                                 ----------           ----------
      Total distributions declared to shareholders               $ (125,842)          $  (57,157)
                                                                 ----------           ----------
Net increase in net assets from fund share transactions          $   64,813           $  238,905
                                                                 ----------           ----------
      Total increase in net assets                               $  316,573           $  144,325
Net assets:
  At beginning of period                                          1,104,070              959,745
                                                                 ----------           ----------
  At end of period (including accumulated undistributed
    net investment income of $84,599 and $60,670)                $1,420,643           $1,104,070
                                                                 ==========           ==========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Changes in Net Assets - continued
------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED           YEAR ENDED
STRATEGIC VALUE FUND                                          JULY 31, 2000        JULY 31, 1999
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $    7,924           $    4,922
  Net realized gain on investments and foreign currency
    transactions                                                     32,063              208,299
  Net unrealized gain on investments and foreign
    currency translation                                              6,099              127,058
                                                                 ----------           ----------
      Increase in net assets from operations                     $   46,086           $  340,279
                                                                 ----------           ----------
Distributions declared to shareholders -
  From net investment income (Class A)                           $     (765)          $   (2,574)
  From net investment income (Class I)                               (7,509)                (615)
  From net realized gain on investments and foreign
    currency
    transactions (Class A)                                          (22,217)             (28,888)
  From net realized gain on investments and foreign
    currency
    transactions (Class I)                                         (218,011)              (6,903)
  In excess of net realized gain on investments and
    foreign currency transactions (Class A)                          (3,751)                --
  In excess of net realized gain on investments and
    foreign currency transactions (Class I)                         (36,813)                --
                                                                 ----------           ----------
      Total distributions declared to shareholders               $ (289,066)          $  (38,980)
                                                                 ----------           ----------
Net increase (decrease) in net assets from fund share
  transactions                                                   $ (624,571)          $  983,132
                                                                 ----------           ----------
      Total increase (decrease) in net assets                    $ (867,551)          $1,284,431
Net assets:
  At beginning of period                                          2,035,319              750,888
                                                                 ----------           ----------
  At end of period (including accumulated undistributed
    net investment income of $3,889 and $4,646,
    respectively)                                                $1,167,768           $2,035,319
                                                                 ==========           ==========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------

                                                                    EMERGING MARKETS DEBT FUND
------------------------------------------------------------------------------------------------------------------------------------
                                       YEAR ENDED JULY 31,     PERIOD ENDED                YEAR ENDED JULY 31,      PERIOD ENDED
                                     2000             1999    JULY 31, 1998*               2000           1999     JULY 31, 1998*
------------------------------------------------------------------------------------------------------------------------------------
                                  CLASS A                                              CLASS I
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
 of period                         $ 8.52           $ 9.58           $10.00             $ 8.52          $ 9.58            $10.00
                                   ------           ------           ------             ------          ------            ------
Income from investment operations# -
  Net investment income(S)         $ 1.09           $ 0.81           $ 0.25             $ 1.13          $ 0.78            $ 0.25
  Net realized and
   unrealized gain/loss on
   investments and foreign
   currency transactions             1.77            (1.31)           (0.67)              1.71           (1.28)            (0.67)
                                   ------           ------           ------             ------          ------            ------
      Total from investment
       operations                  $ 2.86           $(0.50)          $(0.42)            $ 2.84          $(0.50)           $(0.42)
                                   ------           ------           ------             ------          ------            ------
Less distributions declared
 to shareholders from net
 investment income                 $(0.98)          $(0.56)          $ --               $(0.98)         $(0.56)           $ --
                                   ------           ------           ------             ------          ------            ------
Net asset value - end of
 period                            $10.40           $ 8.52           $ 9.58             $10.38          $ 8.52            $ 9.58
                                   ======           ======           ======             ======          ======            ======
Total return                        34.86%           (4.06)%          (4.20)%++          34.73%          (4.07)%           (4.20)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                         0.05%            1.56%            1.70%+             0.05%           1.56%             1.70%+
  Net investment income             11.64%           10.09%            6.65%+            11.64%          10.15%             6.92%+
Portfolio turnover                    338%             449%              68%               338%            449%               68%
Net assets at end of period
 (000 omitted)                     $1,240           $1,018             $959               $180             $86                $1

(S) Subject to reimbursement by the fund, the investment adviser has voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a fee not greater than 1.65% of average daily net assets. The investment adviser has agreed to waive the reimbursement for an indefinite period of time. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

     Net investment income         $ 0.65           $ 0.54           $ 0.06             $ 0.71          $ 0.55            $ 0.07
     Ratios (to average net assets):
       Expenses##                    4.73%            4.88%            6.89%+             4.38%           4.53%             6.54%+
       Net investment
        income                       6.96%            6.77%            1.46%+             7.31%           7.18%             2.08%+

  * For the period from the commencement of the fund's investment operations, March 17, 1998, through July 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------

                                                                  STRATEGIC VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
                                       YEAR ENDED JULY 31,    PERIOD ENDED                 YEAR ENDED JULY 31,      PERIOD ENDED
                                     2000             1999   JULY 31, 1998*               2000            1999    JULY 31, 1998*
------------------------------------------------------------------------------------------------------------------------------------
                                  CLASS A                                              CLASS I
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
 of period                         $14.25           $10.66           $10.00             $14.23          $10.65            $10.00
                                   ------           ------           ------             ------          ------            ------
Income from investment operations# -
  Net investment income(S)         $ 0.07           $ 0.05           $ 0.05             $ 0.07          $ 0.05            $ 0.05
  Net realized and
   unrealized gain on
   investments and foreign
   currency                          0.97             4.08             0.61               0.93            4.07              0.60
                                   ------           ------           ------             ------          ------            ------
      Total from investment
       operations                  $ 1.04           $ 4.13           $ 0.66             $ 1.00          $ 4.12            $ 0.65
                                   ------           ------           ------             ------          ------            ------
Less distributions declared
 to shareholders --
  From net investment
   income                          $(0.09)          $(0.04)          $ --               $(0.09)         $(0.04)           $ --
  From net realized gain on
   investments and foreign
   currency transactions            (2.52)           (0.50)            --                (2.52)          (0.50)             --
  In excess of net realized
   gain on investments and
   foreign currency
   transactions                     (0.43)            --               --                (0.43)           --                --
                                   ------           ------           ------             ------          ------            ------
      Total distributions
       declared to
       shareholders                $(3.04)          $(0.54)          $ --               $(3.04)         $(0.54)                $
                                   ------           ------           ------             ------          ------            ------
Net asset value - end of
 period                            $12.25           $14.25           $10.66             $12.19          $14.23            $10.65
                                   ======           ======           ======             ======          ======            ======
Total return                        10.16%           40.45%            6.70%++            9.89%          40.52%             6.50%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                         1.26%            1.27%            1.25%+             1.26%           1.27%             1.25%+
  Net investment income              0.62%            0.45%            1.22%+             0.59%           0.45%             1.19%+
Portfolio turnover                    142%             131%              48%               142%            131%               48%
Net assets at end of period
 (000 omitted)                       $105             $809             $585             $1,063          $1,226              $166

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 1.25% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:

     Net investment loss           $(0.39)          $(0.26)          $(0.23)            $(0.36)         $(0.24)           $(0.25)
     Ratios (to average net assets):
       Expenses##                    5.13%            3.93%            8.58%+             4.78%           3.58%             8.23%+
       Net investment loss          (3.25)%          (2.21)%          (6.10)%+           (2.93)%         (1.86)%           (5.78)%+

  * For the period from the commencement of the fund's investment operations, March 17, 1998, through July 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Strategic Value Fund is a diversified series of MFS Series Trust X (the trust). The Emerging Markets Debt Fund is a non-diversified series of the trust. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Emerging Markets Debt Fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. Each fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations that mature in 60 days or less), including listed issues and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Futures Contracts - The Emerging Markets Debt Fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Should interest rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - Each fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, each fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. Each fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, each fund may enter into contracts with the intent of changing the relative exposure of each fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds.

Fees Paid Indirectly - Each fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - Each fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

During the year ended July 31, 2000, the following amounts were reclassified due to differences between book and tax accounting for foreign currency transactions and the offset of net investment losses against short-term capital gains. This change had no effect on the net assets or net asset value per share.

                                                                     EMERGING MARKETS         STRATEGIC
INCREASE (DECREASE)                                                         DEBT FUND        VALUE FUND
-------------------------------------------------------------------------------------------------------
Paid-in capital                                                                 $  --             $ (68)
Accumulated undistributed net realized loss on investments and
  foreign currency transactions                                                  (483)              475
Accumulated undistributed net investment income                                   483              (407)

At July 31, 2000, the Emerging Markets Debt Fund, for federal income tax purposes, had a capital loss carryforward of $17,769 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on July 31, 2007.

Multiple Classes of Shares of Beneficial Interest - Each fund offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - Each fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.85% and 0.75% of average daily net assets of the Emerging Markets Debt Fund and the Strategic Value Fund, respectively. The investment adviser has voluntarily agreed to waive its fee, for the Emerging Markets Debt Fund and the Strategic Value Fund, which is shown as a reduction of total expenses in the Statement of Operations.

Each fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of each fund's operating expenses, exclusive of management, distribution, and service fees. Each fund in turn will pay MFS an expense reimbursement fee not greater than 1.65% and 1.25% of average daily net assets of the Emerging Markets Debt Fund and the Strategic Value Fund, respectively. Effective July 1, 1999, MFS voluntarily agreed to waive their right to receive the reimbursement fee and for the period from July 1, 1999, through July 31, 2000, MFS did not impose the reimbursement fee of $22,589 for the Emerging Markets Debt Fund. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At July 31, 2000, aggregate unreimbursed expenses owed to MFS amounted to:

         EMERGING MARKETS                   STRATEGIC
                DEBT FUND                  VALUE FUND
         --------------------------------------------
                  $55,863                     $69,075

Each fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of each fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of each fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - Each fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of each fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges for the year ended July 31, 2000.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of each fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each fund's average daily net assets attributable to Class A shares. Distribution and service fees under the Class A distribution plan is currently being waived for the Emerging Markets Debt Fund and the Strategic Value Fund.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed on Class A shares of each fund during the year ended July 30, 2000.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                     EMERGING MARKETS         STRATEGIC
                                                                            DEBT FUND        VALUE FUND
-------------------------------------------------------------------------------------------------------
Purchases
-------------------------------------------------------------------------------------------------------
Investments (non-U.S. government securities)                               $4,234,103        $1,893,323
                                                                           ----------        ----------

Sales
-------------------------------------------------------------------------------------------------------
Investments (non-U.S. government securities)                               $4,113,714        $2,772,117
                                                                           ----------        ----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by each fund, as computed on a federal income tax basis, are as follows:

                                                                     EMERGING MARKETS         STRATEGIC
                                                                            DEBT FUND        VALUE FUND
-------------------------------------------------------------------------------------------------------
Aggregate cost                                                             $1,351,089        $1,096,907
                                                                           ----------        ----------
Gross unrealized appreciation                                              $   54,800        $  115,783
Gross unrealized depreciation                                                 (16,899)          (42,425)
                                                                           ----------        ----------
    Net unrealized appreciation                                            $   37,901        $   73,358
                                                                           ==========        ==========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest.

Transactions in fund shares were as follows:

Class A Shares

                                                                               EMERGING MARKETS DEBT FUND
                                                          --------------------------------------------------------------------
                                                                YEAR ENDED JULY 31, 2000              YEAR ENDED JULY 31, 1999
                                                          ------------------------------           ---------------------------
                                                            SHARES                AMOUNT           SHARES               AMOUNT
------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                  6,917           $    65,000           12,476           $  107,761
Shares issued to shareholders in reinvestment of
  distributions                                             12,022               106,754            7,532               56,340
Shares reacquired                                          (19,044)             (177,933)            (599)              (4,999)
                                                          --------           -----------           ------           ----------
    Net increase (decrease)                                   (105)          $    (6,179)          19,409           $  159,102
                                                          ========           ===========           ======           ==========

Class I Shares
                                                                                EMERGING MARKETS DEBT FUND
                                                          --------------------------------------------------------------------
                                                                YEAR ENDED JULY 31, 2000              YEAR ENDED JULY 31, 1999
                                                          ------------------------------           ---------------------------
                                                            SHARES                AMOUNT           SHARES               AMOUNT
------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                 40,558           $   396,257           11,715           $   94,980
Shares issued to shareholders in reinvestment of
  distributions                                              2,149                19,078              108                  811
Shares reacquired                                          (35,437)             (344,343)          (1,852)             (15,988)
                                                          --------           -----------           ------           ----------
    Net increase                                             7,270           $    70,992            9,971           $   79,803
                                                          ========           ===========           ======           ==========

Class A Shares

                                                                                   STRATEGIC VALUE FUND
                                                          --------------------------------------------------------------------
                                                                YEAR ENDED JULY 31, 2000              YEAR ENDED JULY 31, 1999
                                                          ------------------------------           ---------------------------
                                                            SHARES                AMOUNT           SHARES               AMOUNT
------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                  2,945           $    39,889            5,430           $   64,881
Shares issued to shareholders in reinvestment of
  distributions                                              2,449                26,453            2,982               31,459
Shares reacquired                                          (53,590)             (719,332)          (6,555)             (90,758)
                                                          --------           -----------           ------           ----------
    Net increase (decrease)                                (48,196)          $  (652,990)           1,857           $    5,582
                                                          ========           ===========           ======           ==========

Class I Shares

                                                                                      STRATEGIC VALUE FUND
                                                          --------------------------------------------------------------------
                                                                YEAR ENDED JULY 31, 2000              YEAR ENDED JULY 31, 1999
                                                          ------------------------------           ---------------------------
                                                            SHARES                AMOUNT           SHARES               AMOUNT
------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                115,948           $ 1,385,106           75,461           $1,031,568
Shares issued to shareholders in reinvestment of
  distributions                                             24,402               262,318              713                7,516
Shares reacquired                                         (139,340)           (1,619,005)          (5,544)             (61,534)
                                                          --------           -----------           ------           ----------
    Net increase                                             1,010           $    28,419           70,630           $  977,550
                                                          ========           ===========           ======           ==========

(6) Line of Credit
Each fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. Interest expense incurred on the borrowings amounted to $120 and $681 for the Emerging Markets Debt Fund and the Strategic Value Fund, respectively, for the year ended July 31, 2000. The average dollar amount of borrowings were $2,006 and $9,638 and the weighted average interest rate on these borrowings was 5.92% and 6.35% for the Emerging Markets Debt Fund and the Strategic Value Fund, respectively. A commitment fee of $6 and $8 for the Emerging Markets Debt Fund and the Strategic Value Fund, respectively, which is based on the average daily unused portion of the line of credit is included in miscellaneous expense.

(7) Financial Instruments
Each fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

EMERGING MARKETS DEBT FUND

                                                                                                                 NET UNREALIZED
                                                          CONTRACTS TO                            CONTRACTS        APPRECIATION
                                SETTLEMENT DATE        DELIVER/RECEIVE     IN EXCHANGE FOR         AT VALUE      (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------------
Sales                                  10/05/00        VEB  52,562,500             $72,500          $75,103             $(2,603)
                                                                                    ------           ------              ------
Purchases                              10/05/00        VEB  52,562,500             $73,850          $75,103             $ 1,253
                                                                                    ------           ------              ------

At July 31, 2000, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $1,471 with Deutsche Bank and a net receivable of $911 with Merrill Lynch.

At July 31, 2000, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts

EMERGING MARKETS DEBT FUND

                                                                                                                         UNREALIZED
                                                                                                                       APPRECIATION
DESCRIPTION                                                       EXPIRATION         CONTRACTS         POSITION      (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds                                           September 2000                 2             Long                $615
                                                                                                                               ====

At July 31, 2000, the fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Restricted Securities
The Emerging Markets Debt Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At July 31, 2000, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 1.1% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

                                                                                        SHARE/PAR
DESCRIPTION                                                 DATE OF ACQUISITION            AMOUNT             COST            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
Algeria Tranche 3, 6s, 2010                                   5/12/99 - 4/14/00            20,000          $14,725         $ 16,200
                                                                                                                           ========

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust X and Shareholders of MFS Emerging Markets Debt Fund, and MFS Strategic Value Fund:

We have audited the accompanying statements of assets and liabilities of MFS Emerging Markets Debt Fund, and MFS Strategic Value Fund, including the schedules of portfolio investments, as of July 31, 2000 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from March 17, 1998 (commencement of operations) to July 31, 1998. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of MFS Emerging Markets Debt Fund and MFS Strategic Value Fund at July 31, 2000, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the two years in the period then ended and for the period from March 17, 1998 (commencement of operations) to July 31, 1998, in conformity with accounting principles generally accepted in the United States.


                                                         /s/ Ernst & Young LLP

Boston, Massachusetts
September 9, 2000


              ---------------------------------------------------
              This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

FEDERAL TAX INFORMATION

In January 2001, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2000.

For the year ended July 31, 2000, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 6.22% for the Strategic Value Fund.

MFS(R) EMERGING MARKETS DEBT FUND

MFS(R) STRATEGIC VALUE FUND



[Logo] M F S(R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)

500 Boylston Street
Boston, MA 02116-3741




(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                              INC-2 XA 9/00 1.6M